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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)         APRIL  5, 1999
                                                 -------------------------------



                                XYLAN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


              CALIFORNIA                               0-27764                              95-4433911
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    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)


                             26679 WEST AGOURA ROAD
                           CALABASAS, CALIFORNIA 91302
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code      (818) 880-3500
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On April 5, 1999, Alcatel, a French company, through its wholly-owned indirect subsidiary, Zeus Acquisition Corp., a California corporation ("Zeus"), together with 2,814,244 shares already owned by Alcatel through another subsidiary, acquired beneficial ownership of approximately 97% of the outstanding common stock of the Registrant in a tender offer to purchase all of the outstanding shares of the Registrant for $37.00 per share. The tender offer expired at 12:00 midnight, New York City time, on Friday, April 2, 1999. As of April 1, 1999, the Registrant had 45,883,572 shares of common stock outstanding. Approximately $1.7 billion from Alcatel's working capital was used to fund the purchase price paid in the tender offer. Also, on April 5, 1999, Olivier Houssin, Krish Prabhu, Martin de Prycker and Hubert de Pesquidoux, Alcatel's designees to the Registrant's board of directors, were appointed as directors of the Registrant and Robert C. Hawk and Trude Taylor resigned as directors of the Registrant. As a consequence, Alcatel controls the Registrant.

     Alcatel plans to merge the Registrant with Zeus by the end of April. As a result of the merger, the shares of the Registrant that were not tendered in the tender offer will be converted into the right to receive $37.00 per share in cash and the Registrant will become a wholly-owned indirect subsidiary of Alcatel. After the merger, the Registrant's common stock will be de-registered from the Nasdaq National Market System.

     There are no present arrangements, known to the Registrant, including any pledge by any person of securities of the Registrant or any of its parents, the operation of which may at a subsequent date result in a change of control of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger among Alcatel, Zeus Acquisition Corp. and Xylan Corporation dated March 1, 1999 incorporated by reference to Exhibit (c)(1) to Alcatel and Zeus Acquisition Corp. Tender Offer Statement on Schedule 14D-1 dated March 8, 1999, as amended.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       XYLAN CORPORATION
                                       (Registrant)


Dated: April 20, 1999                  By: /s/ Dale J. Bartos
                                       ---------------------------------
                                       Name:  Dale J. Bartos
                                       Title: Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

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                                  EXHIBIT LIST


2.1 Agreement and Plan of Merger among Alcatel, Zeus Acquisition Corp. and Xylan Corporation dated March 1, 1999 incorporated by reference to Exhibit
     (c)(1) to Alcatel and Zeus Acquisition Corp. Tender Offer Statement on
     Schedule 14D-1 dated March 8, 1999, as amended.



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